                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 12, 2004

                            MIRACOR DIAGNOSTICS, INC.
             (Exact name of registrant as specified in its charter)

Utah                       0-12365                   58-1475517
--------------------------------------------------------------------------------
(State or other            (Commission               (IRS Employer
jurisdiction of            File Number)              Identification No.)
formation

9191 Towne Centre Drive, Suite 400, San Diego, California 92122
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (858) 455-7127

9191 Towne Centre Drive, Suite 400, San Diego, California 92122
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)


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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.      Changes in Control of Registrant
             --------------------------------
             Not Applicable

Item 2.      Acquisition or Disposition of Assets
             ------------------------------------
             Not Applicable

Item 3.      Bankruptcy or Receivership
             --------------------------
             Not Applicable

Item 4.      Changes in Registrant's Certifying Accountant
             ---------------------------------------------
             Not Applicable

Item 5.      Other Events
             ------------
             Not Applicable

Item 6.      Resignation of Registrant's Directors
             -------------------------------------
             Not Applicable

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
             ------------------------------------------------------------------
             Exhibit - Press Release

Item 8.      Change of Fiscal Year
             ---------------------
             Not Applicable

Item 9.      Sales of Equity Securities Pursuant to Regulation S
             ---------------------------------------------------
             Not Applicable



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MIRACOR DIAGNOSTICS, INC.


By:  /s/ Ross S. Siebert
     ------------------------------------------
     Ross S. Seibert, Chief Financial Officer

Dated:  May 12, 2004



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         MIRACOR DIAGNOSTICS REPORTS IMPROVEMENT IN 1ST QUARTER RESULTS
      COMPANY REPORTS 21% INCREASE IN YEAR OVER YEAR QUARTERLY NET REVENUE

SAN DIEGO--May 12, 2004--Miracor Diagnostics, Inc. (OTCBB: MRDG) today announced total net revenues of $5.2 million and a net loss of $184,413 for the quarter ended March 31, 2004, compared with total net revenues of $4.3 million and a net loss of $471,781 for the comparable quarter in 2003.

During the quarter, Miracor opened its 15th diagnostic imaging center in Orange Park, Florida. "The operating results for the first quarter of 2004 reflect a 21% increase in revenue and a 61% reduction in net loss as compared to the first quarter of 2003," said M. Lee Hulsebus, Chairman and CEO. "We are pleased that our emphasis on enhancing same center results and our focus on operating efficiencies has resulted in a meaningful improvement."

Mr. Hulsebus added, "During the remainder of 2004, the management team will remain focused on revenue growth at existing centers as well as exploring opportunities to grow the Company through acquisitions and start-up centers."

                    Miracor Diagnostics Inc. and Subsidiaries
                      Consolidated Statements of Operations
                                   (unaudited)

                                             Three Months Ended March 31,
                                                 2004           2003
                                             ------------   ------------
          Net revenue                        $ 5,213,951    $ 4,306,470


          Net loss                           $  (184,413)   $  (471,781)

          Loss per share:
          Basic and diluted
            loss per common share            $     (0.01)   $     (0.03)

ABOUT THE COMPANY
Miracor Diagnostics, Inc. is focused on the acquisition, development and operation of diagnostic imaging centers. The company operates the following 15 diagnostic imaging centers:

CALIFORNIA         FLORIDA         ILLINOIS        OHIO           OREGON
Laguna Niguel      Jacksonville    Carol Stream    Perrysburg     Coos Bay
Long Beach (2)     Kissimmee       Oak Brook       Sylvania
Newport Beach      Orange Park     Woodridge
Santa Barbara      Orlando

For more information, visit www.miracor.net.

THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS RELEASE ARE BASED UPON VARIOUS ASSUMPTIONS, AND CERTAIN RISKS AND UNCERTAINTIES COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED. FACTORS THAT COULD CAUSE SUCH DIFFERENCES INCLUDE THOSE MATTERS DISCLOSED IN THE COMPANY'S FILINGS WITH THE SECURITIES EXCHANGE COMMISSION (SEC). MIRACOR DIAGNOSTICS INC. ASSUMES NO OBLIGATION TO UPDATE ITS FORWARD-LOOKING STATEMENTS.

CONTACT:
MIRACOR DIAGNOSTICS, INC. (858) 455-7127
    M. LEE HULSEBUS, CHAIRMAN AND CEO, EXT. 11
    ROSS SEIBERT, CFO, EXT. 13